UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

POZEN INC.
______________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

POZEN Inc.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of POZEN Inc. will be held at 1:00 pm, local time, on
June 3, 2009 at 1414 Raleigh Road, Suite 210, Chapel Hill, NC 27517

PROXY STATEMENT, 2008 ANNUAL REPORT AND PROXY CARD
ARE AVAILABLE AT:
http://www.stocktrans.com/eproxy/pozen2009

Dear Stockholder:

The Annual Meeting of Stockholders of POZEN Inc. (“we” and “our” refer to POZEN Inc.) has been called to consider and act upon the following matters:

1.	To elect three Class III directors, each of whom shall serve for a term of three years.

2.	To ratify the appointment of Ernst & Young LLP as POZEN’s independent auditors to audit POZEN’s financial statements for the fiscal year ending December 31, 2009.

3.	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors recommends a vote “FOR” the election of directors listed in our proxy materials and the ratification of the appointment of Ernst & Young LLP as POZEN’s independent auditors to audit POZEN’s financial statements for the fiscal year ending December 31, 2009.

Complete proxy materials, including the proxy card, are available to you on-line at http://www.stocktrans.com/eproxy/pozen2009.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote on-line, by mail or in person.  If you wish to vote on-line, you will need your “Shareholder Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, http://www.stocktrans.com/eproxy/pozen2009.  No other personal information will be required in order to vote in this manner.  If you wish to vote by mail, simply print out the proxy card included on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card.  If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend.  Your proxy card will not be used if you are present and prefer to vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 3, 2009:

(1)           This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)           The Proxy Statement, 2008 Annual Report to Stockholders and proxy card are available at http://www.stocktrans.com/eproxy/pozen2009.

(3)           If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before May 25, 2009 to facilitate timely delivery.

To request a paper copy of these items or directions to the Annual Meeting of Stockholders should you choose to attend and vote in person, you may either:

•	Call our toll-free number – (866) 360-7311; or
•	Visit our website at http://www.stocktrans.com/eproxy/pozen2009; or
•	Send us an e-mail at proxynotice@stocktrans.com

Please clearly identify the items you are requesting, our company name, and your name along with the Shareholder Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed.

By Order of the Board of Directors,

Gilda M. Thomas
Secretary